EXHIBIT 99.1
EXECUTION VERSION

LIBERTY GLOBAL, INC.,
UNITEDGLOBALCOM, INC.
AND
THE BANK OF NEW YORK
as Trustee

THIRD SUPPLEMENTAL INDENTURE
Dated as of August 26, 2005
to
INDENTURE
Dated as of April 6, 2004
1 3/4% Convertible Senior Notes Due April 15, 2024

THIRD SUPPLEMENTAL INDENTURE, dated as of August 26, 2005 (this “Third Supplemental Indenture”), among LIBERTY GLOBAL, INC., a Delaware corporation (herein called “Liberty Global”), having its principal office at 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237, UNITEDGLOBALCOM, INC., a Delaware corporation (herein called the “Company”), having its principal office at 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (herein called the “Trustee”).
WITNESSETH:
WHEREAS, the Company has executed and delivered to the Trustee that certain Indenture, dated as of April 6, 2004 (the “Original Indenture”), pursuant to which the Company’s 1 3/4% Convertible Senior Notes due April 15, 2024 in the original principal amount of €500,000,000 were issued;
WHEREAS, the Original Indenture has been amended and supplemented by means of (i) the First Supplemental Indenture, dated as of May 24, 2005, between the Company and the Trustee, and (ii) the Second Supplemental Indenture, dated as of June 15, 2005, among the Company, Liberty Global and the Trustee (the Original Indenture, as so amended and supplemented, is herein referred to as the “Amended Indenture”);
WHEREAS, the Amended Indenture provides that, without the consent of any Holders, the Company, when authorized by a Board Resolution of the Company, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Amended Indenture for the purpose of, among other things, adding to the covenants of the Company for the benefit of the Holders, making any change that does not materially and adversely affect the rights of any Holder or to cure any ambiguity, defect or inconsistency;
WHEREAS, on August 4, 2005, the board of directors of Liberty Global declared a stock dividend (the “Series C Stock Dividend”) of one share of Series C Common Stock (as hereinafter defined) for (i) each share of Series A Common Stock and (ii) each share of Liberty Global’s Series B common stock, par value $.01 per share, in each case to holders of record of those shares at 5:00 p.m., New York City time, on August 26, 2005 (as such time and date may be changed by the board of directors of Liberty Global, the “Series C Stock Dividend Record Date”);
WHEREAS, pursuant to Section 12.6(b) of the Amended Indenture, no adjustment need be made to the Conversion Rate of the Securities if Holders are to participate in the Series C Stock Dividend upon conversion of their Securities, on a basis and with notice that the Board of Directors of the Company determines to be fair and appropriate in light of the basis and notice on which holders of the Series A Common Stock participate in the Series C Stock Dividend;
WHEREAS, it is anticipated that the Closing Sale Price of the Series A Common Stock will be affected by the issuance of the shares of Series C Common Stock in the Series C Stock Dividend;
WHEREAS, Section 12.1(a) of the Amended Indenture sets forth the circumstances in which Holders of Securities are entitled to convert their Securities, and certain of those circumstances are based, in whole or in part, on the Closing Sale Price of the Series A Common Stock;

WHEREAS, Section 12.5 of the Amended Indenture provides for the adjustments to be made to the Conversion Price if Liberty Global takes certain actions with respect to or which affect the Series A Common Stock and Section 12.12 of the Amended Indenture addresses the consequences of a reclassification or change of the outstanding shares of Series A Common Stock, a consolidation, merger or binding share exchange to which Liberty Global is a party or a sale or conveyance of all or substantially all of the assets of Liberty Global as a result of which the Series A Common Stock is converted to cash, securities or other property;
WHEREAS, the Company, Liberty Global and the Trustee are entering into this Third Supplemental Indenture, in compliance with Sections 9.1 and 12.6 of the Amended Indenture, for the purpose of, among other things, (i) providing for the right of Holders to participate in the Series C Stock Dividend upon conversion of their Securities, (ii) adding to the circumstances in which Holders of Securities are entitled to convert their Securities in light of the Series C Stock Dividend, (iii) providing for adjustments to be made to the Series C Dividend Shares Amount (as hereinafter defined) in the event Liberty Global takes the types of actions specified in Section 12.5 of the Amended Indenture with respect to the Series C Common Stock or effects a transaction of the type specified in Section 12.12 of the Amended Indenture which affects the Series C Common Stock, and (iv) clarifying the meaning of the term “Current Market Price”, for purposes of Section 12.5, in the Amended Indenture; and
WHEREAS, the Board of Directors of the Company has determined that the basis on which the Holders of Securities will participate in the Series C Stock Dividend, as set forth in this Third Supplemental Indenture, is fair and appropriate in light of the basis on which holders of the Series A Common Stock will participate in the Series C Stock Dividend.
NOW, THEREFORE, each party agrees as follows for the benefit of each of the other parties to this Third Supplemental Indenture and for the equal and ratable benefit of the Holders of the Securities:
ARTICLE I
DEFINED TERMS
     All capitalized terms that are defined in this Third Supplemental Indenture have the meanings assigned to them herein. All capitalized terms used in this Third Supplemental Indenture that are not otherwise defined in this Third Supplemental Indenture have the meanings assigned to them in the Amended Indenture.
ARTICLE II
AMENDMENTS
Section 2.1 Terms and Conditions.
     (a) For all purposes of the Indenture, this Third Supplemental Indenture and the Securities, the definitions of the following terms in Section 1.1 of the Amended Indenture are amended and restated to read in full as follows:
         “Conversion Price” has the meaning specified in the Securities, as adjusted from time to time in accordance with this Indenture. As of the date of the Third

Supplemental Indenture, the Conversion Price specified in the Securities has been adjusted to €45.2719 per share of Series A Common Stock in accordance with Section 12.12 and shall remain €45.2719 per share of Series A Common Stock until further adjusted in accordance with this Indenture.
         “Current Market Price,” for purposes of Section 12.5, means the average of the Closing Sale Prices for the 10 consecutive Trading Days ending immediately preceding the day before the Event Record Date (or, if earlier, the Ex-Dividend Date) with respect to any dividend, distribution, issuance or other transaction or event requiring such computation.
     (b) For all purposes of the Indenture and the Securities, Section 1.1 of the Amended Indenture is amended by adding the following defined terms:
         “Adjusted Conversion Value” of a Security means, on any date of determination, the sum of (i) the product of (a) the Closing Sale Price on such date multiplied by the Currency Rate on such date and (b) the number of shares of Series A Common Stock issuable upon conversion of €1,000 in principal amount of the Securities on such date (which will equal €1,000 divided by the then applicable Conversion Price) plus (ii) the product of (a) the Series C Closing Sale Price on such date multiplied by the Currency Rate on such date and (b) the Series C Dividend Shares Amount deliverable upon conversion of €1,000 in principal amount of the Securities on such date.
         “Adjusted Trading Price” of the Securities means, on any date of determination, the average of the secondary market bid quotations per €1,000 principal amount of Securities obtained by the Conversion Agent at the request of the Company for €5,000,000 principal amount of Securities at approximately 3:30 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers the Company selects; provided, that if at least three such bids cannot reasonably be obtained by the Conversion Agent, but two such bids can reasonably be obtained, then the average of these two bids shall be used; provided, further, that if at least two such bids cannot reasonably be obtained, but one such bid can reasonably be obtained, this one bid shall be used. If the Conversion Agent cannot reasonably obtain at least one bid for €5,000,000 principal amount of the Securities from a nationally recognized securities dealer or, in the Company’s reasonable judgment, the bid quotations are not indicative of the secondary market value of the Securities, then the Adjusted Trading Price of the Securities will equal the sum of (a) the product of (x) the number of shares of Series A Common Stock into which €1,000 principal amount of the Securities is convertible on such date of determination, and (y) the average Closing Sale Price for the five Combined Trading Days ending on such determination date multiplied by the Currency Rate on such determination date, plus (b) the product of (x) the Series C Dividend Shares Amount deliverable upon conversion of €1,000 principal amount of the Securities on such date of determination, and (y) the average Series C Closing Sale Price for the five Combined Trading Days ending on such determination date multiplied by the Currency Rate on such determination date.
         “Combined Closing Sale Price” means, on any date of determination, the sum of (i) the Closing Sale Price on such date and (ii) the Series C Closing Sale Price on such date.

         “Combined Trading Day” means a day which is both a Trading Day and a Series C Trading Day.
         “Series C Common Stock” means the Series C common stock, par value $.01 per share, of Liberty Global, as it exists on the Series C Stock Dividend Record Date.
         “Series C Closing Sale Price” means, on any date of determination, the closing per share sale price (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) of the Series C Common Stock on such date on the Nasdaq National Market as reported by the Nasdaq National Market, or if the shares are not then quoted on the Nasdaq National Market, on the principal United States securities exchange on which the Series C Common Stock is listed, as reported in composite transactions, or, if the Series C Common Stock is not listed on a United States securities exchange, as reported by the National Quotation Bureau Incorporated or similar organization. In absence of such a quotation, the Company’s determination in good faith of the sale price for the Series C Common Stock on any basis it considers appropriate shall be the “Series C Closing Sale Price.”
         “Series C Dividend Shares Amount,” when used with respect to a principal amount of Securities, means the number of whole shares of Series C Common Stock which a Holder would have received as a result of the Series C Stock Dividend had such Holder converted such principal amount into shares of Series A Common Stock immediately prior to the Series C Stock Dividend Record Date (and such Holder continued to own such shares of Series A Common Stock received upon conversion as of the Ex-Dividend Date for the Series C Stock Dividend), as such number of shares may be adjusted from time to time pursuant to the Indenture.
         “Series C Dividend Shares Amount Ceiling” has the meaning specified in Section 12.5(h).
         “Series C Stock Dividend” has the meaning specified in the fourth recital of the Third Supplemental Indenture.
         “Series C Stock Dividend Record Date” has the meaning specified in the fourth recital of the Third Supplemental Indenture.
         “Series C Trading Day” means a day during which trading in securities generally occurs on the Nasdaq National Market (or, if the Series C Common Stock is not quoted on the Nasdaq National Market, on the principal other market on which the Series C Common Stock is then traded), other than a day on which a material suspension of or limitation on trading is imposed that affects either the Nasdaq National Market (or, if applicable, such other market) in its entirety or only the shares of Series C Common Stock (by reason of movements in price exceeding limits permitted by the relevant market on which the shares are traded or otherwise) or on which the Nasdaq National Market (or, if applicable, such other market) cannot clear the transfer of shares of Series C Common Stock due to an event beyond Liberty Global’s control.

Section 2.2 Concerning Conversion.
     For all purposes of the Indenture and the Securities, Article Twelve of the Amended Indenture is amended as follows:
     (a) Section 12.1(a) is amended by inserting the words “received by the Company’s stockholders for their Series A Common Stock” immediately after the word “rights)” in the fifth line of paragraph (5), deleting the period at the end of paragraph (5) and substituting therefore a semi-colon and the word “or”, and inserting the following new paragraphs (6) and (7):
     (6) during any Quarter commencing after the Series C Stock Dividend Record Date, if (i) the product of (x) the Combined Closing Sale Price for at least 20 Combined Trading Days in the period of 30 consecutive Combined Trading Days ending on the last Combined Trading Day of the Quarter preceding the Quarter in which the conversion occurs and (y) the Currency Rate on each such day exceeds (ii) 130% of the Conversion Price on that thirtieth Combined Trading Day and (B) the Holder has surrendered the Holder’s Securities for conversion during the following Quarter; or
     (7) during the five consecutive Combined Trading Day period immediately following any ten consecutive Combined Trading Day period in which the Adjusted Trading Price of the Securities (as determined in accordance with the procedures set forth in Section 12.1(b)(6)) for each Combined Trading Day of such period was less than 100% of the Adjusted Conversion Value of the Securities on the same Combined Trading Day and (B) the Holder has surrendered the Holder’s Securities for conversion during such five consecutive Combined Trading Day period prior to the close of business on that fifth Combined Trading Day.
     (b) Section 12.1(b) is amended by inserting the words “with the cooperation of the Company and” after the words “the Conversion Agent shall,” in paragraph (1) thereof and inserting after paragraph (4) the following new paragraphs (5) and (6):
     (5) In connection with Section 12.1(a)(6), at the end of each Quarter the Conversion Agent shall, with the cooperation of the Company and on the Company’s behalf, determine whether the Securities are convertible in the subsequent Quarter pursuant to Section 12.1(a)(6), and promptly notify the Holders in the manner provided for in Section 1.5 if the Securities are convertible.
     (6) In connection with Section 12.1(a)(7), the Conversion Agent shall, on the Company’s behalf and on Company Request, determine the Adjusted Trading Price of the Securities and whether the Securities are convertible pursuant to Section 12.1(a)(7), and promptly notify the Holders in the manner provided in Section 1.5 if the Securities are convertible. The Company shall have no obligation to make such Company Request to the Conversion Agent, unless one or more Holders of Securities shall have provided the Company with reasonable evidence that the Adjusted Trading Price of the Securities is less than 100% of the Adjusted Conversion Value of the Securities; at which time the Company shall instruct the Conversion Agent to determine the Adjusted Trading Price of the Securities beginning on the Combined Trading Day immediately following the Combined Trading Day on which the Company shall have been provided such evidence and on each successive Combined Trading Day until the Adjusted Trading Price of the Securities is equal to or greater than 100% of the Adjusted Conversion Value of the Securities.
     (c) Section 12.2(a) is amended by inserting the following paragraph at the end thereof:
     The Series C Dividend Shares Amount shall be based on the total principal amount of Securities surrendered for conversion by a Holder for such Conversion Date, and the name(s) in which the certificate(s) for shares of Series C Common Stock are issued, and the address(es) to which such certificate(s) are delivered, shall be the same as those stated in the Conversion Notice for the shares of Series A Common Stock that may be issued upon such conversion.
     (d) Section 12.3(a) is amended by inserting the following paragraph at the end thereof:
     Subject to the provisions of Article 12 (including, without limitation, the provisions of Section 12.1) and paragraph 8 of the Securities, a Holder, upon conversion of its Securities, shall be entitled to receive from the Company the Series C Dividend Shares Amount attributable to the principal amount of such Securities so converted, in addition to the shares of Series A Common Stock, cash, or combination of cash and shares of Series A Common Stock delivered by the Company to such Holder upon such conversion in satisfaction of the Company’s Conversion Obligation.
     (e) Section 12.3(b) is amended by inserting the following sentence at the end thereof:
     The Series C Dividend Shares Amount deliverable to a Holder upon conversion of its Securities shall be delivered at the same time as the Company effects delivery under the Settlement Method elected by the Company.
     (f) Section 12.3 is amended by inserting the following clause (g) at the end thereof:
     (g) The provisions of Sections 12.3(c), (d) and (f), insofar as they apply to shares of Series A Common Stock that may be delivered to a Holder upon its conversion of Securities, shall apply, mutatis mutandi, to the shares of Series C Common Stock included in the Series C Dividend Shares Amount deliverable to such Holder.
     (g) Section 12.4 is amended by inserting the following paragraph at the end thereof:
     Liberty Global will not issue, and the Company will not deliver, fractional shares of Series C Common Stock upon conversion of Securities. If, as a result of an adjustment to the Series C Dividend Shares Amount pursuant to Section 12.5(h), a

Holder would otherwise be entitled to a fractional share interest, the Company shall pay cash in lieu of such fractional share interest. The amount of cash in lieu to be paid, if any, shall be determined by multiplying (a) the product of the Series C Closing Sale Price on the Series C Trading Day immediately prior to the Conversion Date and the Currency Rate on such Series C Trading Day by (b) such fractional share interest, and rounding the product to the nearest whole Euro cent, with one-half cent being rounded upward.
     (h) Section 12.5(d)(1) is amended by restating the third sentence thereof to read in its entirety as follows:
If the Board of Directors of the Company determines the fair market value of any distribution for purposes of this Section 12.5(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price; provided, that if the Distributed Securities are a new issue of securities and will not have been traded for at least 10 consecutive Trading Days immediately preceding the day before the Event Record Date (or, if earlier, the Ex-Dividend Date) for such distribution, then the Board of Directors may determine the fair market value of such distribution by reference to the actual or when issued trading market for such securities over such period of time as the Board of Directors deems appropriate under the circumstances.
     (i) Section 12.5(g) is amended by inserting the words “or Series C Dividend Shares Amount, as applicable,” after the words “Conversion Price” each place the latter words appear in Section 12.5(g)(3) and inserting after paragraph (5) thereof the following new paragraphs (6) and (7):
     (6) Subject to compliance with applicable stockholder approval rules set forth in Rule 4350 of the Nasdaq Market Place Rules, if applicable, and to the extent permitted by applicable law, the Company may make such increases in the Series C Dividend Shares Amount, in addition to any adjustments required by this Section 12.5, as the Board of Directors of the Company considers to be advisable to avoid or diminish any income tax to holders of Series C Common Stock or rights to purchase Series C Common Stock in connection with any dividend or distribution of stock or from any event treated as such for income tax purposes.
     (7) For purposes of this Section 12.5, the number of shares of Series C Common Stock at any time outstanding shall not include shares held in the treasury of Liberty Global but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Series C Common Stock so long as the Company does not pay any dividend or make any distribution on shares of Series C Common Stock held in the treasury of Liberty Global.
     (j) Section 12.5 is amended by inserting the following paragraph (h) at the end thereof:
     (h) If Liberty Global shall, at any time or from to time, while any of the Securities are Outstanding, take any action of the type described in Section 12.5(a),

(b), (c), (d) or (f) with respect to the Series C Common Stock which if taken with respect to the Series A Common Stock would have required an adjustment to the Conversion Price, then the Company shall effect an adjustment to the Series C Dividend Shares Amount so as to approximate, in the reasonable judgment of the Board of Directors, the adjustment contemplated by Section 12.5(a), (b), (c), (d) or (f), in each case taking into account the difference between a share adjustment and a price adjustment. An adjustment to the Series C Dividend Shares Amount made pursuant to the preceding sentence shall become effective on the date that such adjustment would have become effective had it been made to the Conversion Price (and, if the Conversion Price would have been readjusted as contemplated by Section 12.5(a), (b), (c), (d) or (f), then the Series C Dividend Shares Amount shall be readjusted so as to approximate, in the reasonable judgment of the Board of Directors, the readjustment of the Conversion Price contemplated by Section 12.5(a), (b), (c), (d) or (f), in each case taking into account the difference between a share adjustment and a price adjustment). In addition, in case Liberty Global declares a dividend or distribution to all holders of Series C Common Stock of cash, then the Company shall effect an adjustment to the Series C Dividend Shares Amount so as to approximate, in the reasonable judgment of the Board of Directors, the adjustment of the Conversion Price contemplated by Section 12.5(e), taking into account the difference between a share adjustment and a price adjustment; provided, that an adjustment to the Series C Dividend Shares Amount shall be made pursuant to this Section 12.5(h) in respect of such dividend or distribution only to the extent that, after giving effect to such adjustment, the Series C Dividend Shares Amount per €1,000 principal amount shall not exceed the product of (x) the initial Series C Dividend Shares Amount per €1,000 principal amount and (y) a fraction, the numerator of which shall be the initial Conversion Price and the denominator of which shall be the Conversion Floor (the “Series C Dividend Shares Amount Ceiling”, which Series C Dividend Shares Amount Ceiling shall be adjusted only upon the occurrence of the events and in the manner described in Sections 12.5(a) and 12.5(b), in each case, as such sections apply to the Series C Common Stock pursuant to Section 12.5(h)). An adjustment to the Series C Dividend Shares Amount made pursuant to the preceding sentence shall become effective on the date that such adjustment would have become effective had it been made to the Conversion Price. If such dividend or distribution of cash is not so paid or made, the Series C Dividend Shares Amount shall again be adjusted to the Series C Dividend Shares Amount that would then be in effect if such dividend or distribution had not been declared. In any case in which an adjustment to the Series C Dividend Shares Amount pursuant to this Section 12.5(h) is to become effective immediately after the record date for an event, the Company may defer until the occurrence of such event (A) delivering to the Holder of any Securities converted after such record date and before the occurrence of such event the additional shares of Series C Common Stock deliverable upon such conversion by reason of the adjustment required by such event to the Series C Dividend Shares Amount over and above the shares of Series C Common Stock deliverable upon such conversion before giving effect to such adjustment and (B) paying to such Holder any amount in cash in lieu of any fraction of a share of Series C Common Stock pursuant to Section 12.4.
     (k) Section 12.6 is amended by inserting “(a)” prior to the words “Notwithstanding anything” in the first sentence of such section, renumbering clauses (a), (b), (c)

and (d) of such section as (i), (ii), (iii) and (iv), respectively, deleting clause (e) thereof in its entirety and inserting the following Sections 12.6(b) and 12.6(c):
     (b) Notwithstanding anything to the contrary herein, no adjustments to the Series C Dividend Shares Amount shall be made in the following circumstances.
     (i) No adjustment to the Series C Dividend Shares Amount shall be required unless the adjustment would require an increase or decrease of at least one percent in the Series C Dividend Shares Amount as last adjusted; provided, however, that any adjustments which by reason of this Section 12.6(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest one-ten thousandth of a share.
     (ii) No adjustment need be made to the Series C Dividend Shares Amount for a transaction referred to in Section 12.5, if Holders are to participate in the transaction on a basis and with notice that the Board of Directors of the Company determines to be fair and appropriate in light of the basis and notice on which holders of Series C Common Stock participate in the transaction. Such participation by Holders may include participation upon conversion; provided, that an adjustment shall be made at such time as the Holders are no longer entitled to participate.
     (iii) No adjustment need be made to the Series C Dividend Shares Amount for rights to purchase Series C Common Stock or issuances of Series C Common Stock pursuant to a Company plan for reinvestment of dividends or interest.
     (iv) No adjustment need be made to the Series C Dividend Shares Amount for a change in the par value, a change from par value to no par value or a change from no par value to par value of the Series C Common Stock.
     (c) Notwithstanding anything to the contrary herein, to the extent that the Securities become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.
     (l) Section 12.7 is amended by inserting the words “or Series C Common Stock” immediately after the words “Series A Common Stock” each place the latter words appear in Section 12.7.
     (m) Section 12.8 is amended by inserting after paragraph (c) the following new paragraphs (d), (e) and (f):
     (d) Liberty Global shall, prior to the Ex-Dividend Date for the Series C Stock Dividend, and from time to time as may be necessary, reserve, out of its authorized but unissued Series C Common Stock, a sufficient number of shares of Series C Common Stock to satisfy the Company’s obligation to deliver the Series C Dividend Shares Amount upon the conversion of all outstanding Securities.

     (e) All shares of Series C Common Stock delivered as part of the Series C Dividend Shares Amount upon conversion of the Securities shall be newly issued shares or treasury             shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.
     (f) Liberty Global will endeavor promptly to comply with all federal and state securities laws regulating the offer and delivery of shares of Series C Common Stock upon conversion of Securities and will cause such shares to be quoted on the Nasdaq National Market or other over-the-counter market or such other market on which the Series C Common Stock is then listed or quoted, if any; provided, however, that if rules of such automated quotation system or exchange permit Liberty Global to defer the listing of such Series C Common Stock until the first conversion of the Securities in accordance with the provisions of this Indenture, Liberty Global covenants to list such Series C Common Stock issuable upon conversion of the Securities in accordance with the requirements of such automated quotation system or exchange, if any, at such time.
     (n) Section 12.10 is amended and restated to read in full as follows:
     After the Trustee or the Paying Agent holds cash or shares of Series A Common Stock or both sufficient to satisfy the Conversion Obligation and shares of Series C Common Stock sufficient to effect delivery of the Series C Dividend Shares Amount in respect of all the Securities validly tendered for conversion on the Conversion Date (or, if the Company is acting as its own Paying Agent, unless the Company shall default in the payment of the cash portion of such Conversion Obligation), then immediately after the Conversion Date, the Securities tendered for conversion shall cease to be Outstanding, interest (and Liquidated Damages, if any) on the Securities tendered for conversion shall cease to accrue and all rights of the Holders thereof shall cease, except for the right of Holders to receive the cash or shares of Series A Common Stock or such combination thereof that is to be received in respect of the satisfaction of such Conversion Obligation and the shares of Series C Common Stock that are to be received in satisfaction of the obligation to deliver the Series C Dividend Shares Amount.
     (o) Section 12.12 is amended by inserting the following new paragraph at the end thereof:
     If Liberty Global effects a transaction of the type described in this Section 12.12 that affects the Series C Common Stock, the Company shall take such action with respect to the Series C Dividend Shares Amount as, in the reasonable judgment of the Board of Directors, is necessary or appropriate to approximate the results contemplated under the foregoing provisions of this Section 12.12 with respect to the Series A Common Stock.
     (p) Section 12.14 is amended by deleting the last sentence of such section in its entirely and replacing it with the following:

Notwithstanding anything to the contrary in the preceding sentence, any determination that the Company must make pursuant to Section 12.1(b)(2) or Section 12.1(b)(6) or in respect of the Trading Price or Adjusted Trading Price, as applicable, of the Securities shall be conclusive if made in good faith and in accordance with the provisions of Section 12.1(b)(2) or Section 12.1(b)(6), as applicable, absent manifest error, and if made by at least one of the officers of the Company who is permitted to sign any Company Request pursuant to this Indenture.
     (q) Section 13.1(c)(5) is amended by deleting the words “into Series A Common Stock” immediately after the words “be converted” in the second line of such section.
     (r) Section 13.2(c)(1) is amended and restated to read in full as follows:
     (1) the Closing Sale Price of Series A Common Stock plus the Series C Closing Sale Price (in each case, converted to Euro by multiplying such price by the Currency Rate on the applicable Combined Trading Days) for any five Combined Trading Days during the ten Combined Trading Days immediately preceding the Change of Control is at least equal to 105% of the Adjusted Conversion Price in effect on such day; or
     (s) Section 13.2(e)(9) is amended by deleting the words “into Series A Common Stock” immediately after the words “be converted” in the second line of such section.
Section 2.3 Concerning Form of Securities.
     (a) The first sentence of paragraph 4 of the Form of Securities attached as Exhibit A to the Amended Indenture (the “Form of Securities”) is amended and restated to read in full as follows:
The Company issued the Securities under an Indenture, dated as of April 6, 2004, between the Company and the Trustee (such Indenture as it may from time to time be supplemented or amended, including without limitation pursuant to the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, the “Indenture”).
     (b) The Company agrees that the Trustee is permitted (i) to place a notation about this Third Supplemental Indenture on the Securities in accordance with the provisions of Section 9.6 of the Indenture and (ii) to modify new Securities to conform to this Third Supplemental Indenture, which shall be authenticated and delivered by the Trustee in exchange for outstanding Securities.
ARTICLE III
CONCERNING THE TRUSTEE
Section 3.1 Terms and Conditions.

     The Trustee accepts this Third Supplemental Indenture and agrees to perform the duties of the Trustee upon the terms and conditions set forth herein and in the Amended Indenture, as modified by this Third Supplemental Indenture.
Section 3.2 No Responsibility.
     The Trustee makes no undertaking or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Third Supplemental Indenture or the proper authorization or the due execution hereof by Liberty Global or the Company or for in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.
Section 3.3 Officer’s Certificate and Opinion of Counsel
     Concurrently with the execution and delivery of this Third Supplemental Indenture, the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel as required by Section 9.3 of the Amended Indenture.
ARTICLE IV
EFFECT OF EXECUTION AND DELIVERY
     Notwithstanding the execution and delivery of this Third Supplemental Indenture on the date hereof, the amendments to the Amended Indenture set forth in Article II of this Third Supplemental Indenture shall not become effective until the Series C Stock Dividend Record Date. From and after the Series C Stock Dividend Record Date and without any further notice or action on the part of Liberty Global, the Company, the Trustee, any Holder or any other Person, (i) the Amended Indenture shall be deemed to be modified in accordance with the amendments set forth in Article II of this Third Supplemental Indenture, (ii) this Third Supplemental Indenture shall form a part of the Indenture for all purposes, (iii) except as expressly modified by this Third Supplemental Indenture, the Amended Indenture shall continue in full force and effect, (iv) the Securities shall continue to be governed by the Amended Indenture, as modified by this Third Supplemental Indenture and (v) every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound by the Amended Indenture, as modified by this Third Supplemental Indenture. Without limiting the generality of the foregoing, each outstanding Security shall be deemed modified and amended as set forth in the Amended Indenture, as modified by this Third Supplemental Indenture. Notwithstanding the foregoing, this Third Supplemental Indenture shall have no force or effect, and shall be deemed terminated, if the board of directors of Liberty Global rescinds its declaration of the Series C Stock Dividend. The Company may defer until the occurrence of the Ex-Dividend Date for the Series C Stock Dividend (A) issuing to the Holder of any Securities converted after the Series C Stock Dividend Record Date and before the occurrence of such Ex-Dividend Date the Series C Dividend Shares Amount issuable upon such conversion and (B) paying to such Holder any amount in cash in lieu of any fraction of a share of Series C Common Stock pursuant to Section 12.4; provided, however, that the Company shall not be required to deliver such Series C Dividend Shares Amount or cash if the board of directors of Liberty Global rescinds its declaration of the Series C Stock Dividend before the Ex-Dividend Date for the Series C Stock Dividend.

ARTICLE V
OBLIGATIONS UNDER THE INDENTURE
     Notwithstanding anything to the contrary in the Indenture, this Third Supplemental Indenture or the Amended Indenture, as modified by this Third Supplemental Indenture, (i) all obligations for payment of principal of, or premium, if any, interest, Liquidated Damages, if any, Change of Control Purchase Price, Conversion Obligation, Put Price or Redemption Price due to be paid on, the Securities shall remain solely the obligations of the Company and (ii) any requirement to provide notices, make announcements or file documents with the Trustee in Article Twelve or Thirteen of the Amended Indenture, as modified by this Third Supplemental Indenture, shall remain the responsibility of the Company, and Liberty Global shall not be responsible for such notices, announcements or filings. Liberty Global has executed this Third Supplemental Indenture only for the purpose of confirming its obligation to issue Series C Common Stock upon the conversion of Securities as set forth herein, and Liberty Global neither has nor assumes any obligations for payment of principal of, or premium, if any, interest, Liquidated Damages, if any, Change of Control Purchase Price, Conversion Obligation, Put Price or Redemption Price due to be paid on, the Securities or any other obligations under the Indenture, this Third Supplemental Indenture or the Amended Indenture, as modified by this Third Supplemental Indenture.
ARTICLE VI
MISCELLANEOUS PROVISIONS
Section 6.1 Headings Descriptive.
     The Article and Section headings in this Third Supplemental Indenture are for convenience only and shall not affect the construction of this Third Supplemental Indenture.
Section 6.2 Rights and Obligations of the Trustee.
     All of the provisions of the Amended Indenture with respect to the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of this Third Supplemental Indenture as fully and with the same effect as if set forth herein in full.
Section 6.3 Successors and Assigns.
     All covenants and agreements in this Third Supplemental Indenture by the Company or Liberty Global shall bind its respective successors and assigns, whether so expressed or not.
Section 6.4 Separability Clause.
     In case any provision in this Third Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 6.5 Counterparts.

     This Third Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.
Section 6.6 Governing Law.
     THIS THIRD SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B), AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.
Section 6.7 Conflict with Trust Indenture Act.
     If any provision of this Third Supplemental Indenture limits, qualifies or conflicts with any provision which is required or deemed to be included in this Third Supplemental Indenture by any of the provisions of the Trust Indenture Act, such provision or requirement of the Trust Indenture Act shall control. If any provision of this Third Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Third Supplemental Indenture as so modified or excluded, as the case may be.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed all as of this day and year first above written.

LIBERTY GLOBAL, INC.
By:	/s/ Bernard G. Dvorak
Bernard G. Dvorak
Senior Vice President and Co-Chief Financial Officer

UNITEDGLOBALCOM, INC.
By:	/s/ Bernard G. Dvorak
Bernard G. Dvorak
Senior Vice President and Co-Chief Financial Officer

THE BANK OF NEW YORK
By:	/s/ Michael Pitfick
Michael Pitfick
Vice President